UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2024

ALPHA COGNITION INC.

(Exact name of registrant as specified in its charter)

British Columbia	333-278997	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 – 750 West Pender Street Vancouver, British Columbia	V6C 2T8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 604-564-9244

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 28, 2024, Alpha Cognition Inc. (the “Company”) filed a management information circular dated August 21, 2024 (the “Circular”) and related notice of meeting, proxy and voting materials (collectively, the “Meeting Materials”) with the securities commissions in Canada on SEDAR+ related to the annual general meeting of the shareholders of the Company to be held on September 27, 2024 (the “Annual Meeting”). The record date for shareholders entitled to notice of and to vote at the Annual Meeting is August 21, 2024. The Circular and the Meeting Materials are filed as Exhibits 99.1 through 99.6 of this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Exhibits

Exhibit Number	Description
99.1	Management Information Circular dated August 21, 2024
99.2	Notice of Annual General Meeting
99.3	Form of Proxy
99.4	Form of Voting Instruction Form
99.5	Abridgement Certificate
99.6	Financial Statements Request Card
104	Cover Page Interactive Data File––the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

ALPHA COGNITION INC.

Date: August 28, 2024	By:	/s/ Michael McFadden
	Name:	Michael McFadden
	Title:	Chief Executive Officer

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